GOEHRING & ROZENCWAJG INVESTMENT FUNDS

Goehring & Rozencwajg Resources Fund
April 28, 2017

Supplement to the Prospectus dated December 30, 2016

Effective immediately, the following is added to the section of the Prospectus entitled “BUYING AND REDEEMING SHARES”:

•	Investors may be charged a fee if they effect transactions through an intermediary, broker or agent.

•	The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.

•	Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

•	The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

•	Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE